EXHIBIT 17(a)

THE CHARTWELL FUNDS 1205 WESTLAKES DRIVE, SUITE 100 BERWYN, PENNSYLVANIA 19312	SCAN TO VIEW MATERIALS & VOTE
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D66497-S39297	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal.		For		Against	Abstain

1.   To approve the Agreement and Plan of Reorganization and Termination
       adopted by the Board of Trustees of The Chartwell Funds, to reorganize the Chartwell Income Fund, a series of The Chartwell Funds, into the
       Carillon Chartwell Income Fund, a newly created series of Carillon Series
       Trust.
		☐		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

D66498-S39297

Chartwell Income Fund
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
("2022 SPECIAL MEETING")
APRIL 25, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE CHARTWELL FUNDS, ON BEHALF OF THE CHARTWELL INCOME FUND. The undersigned shareholder, revoking all previous proxies for his/her shares of the above referenced fund, hereby appoints Timothy J. Riddle, Michael Magee, Brian Ward and Neil Walker, and each of them (with power of substitution), the attorneys and proxies of the undersigned, with right of submission, to vote all shares of the fund as indicated on the reverse side which the undersigned is entitled to vote, at the 2022 Special Meeting of the Chartwell Income Fund, to be held at 1205 Westlakes Drives, Suite 100, Berwyn, PA 19312 and also in virtual format at https://www.viewproxy.com/chartwell/broadridgevsm/ on April 25, 2022 at 11:00 a.m. Eastern time, including any continuation following an adjournment or postponement thereof, and on any other matters that may properly be acted upon at the meeting, or any continuation following an adjournment or postponement thereof, in accordance with their best judgement.

This proxy card, when properly executed, will be voted as instructed. If no specification is made, this proxy card will be voted "FOR" the proposal described on the reverse side. Receipt of the Notice of the 2022 Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Trustees' recommendations; just sign, date and return this proxy in the enclosed envelope.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.

THE CHARTWELL FUNDS 1205 WESTLAKES DRIVE, SUITE 100 BERWYN, PENNSYLVANIA 19312	SCAN TO VIEW MATERIALS & VOTE
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D66499-S39297	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal.		For		Against	Abstain

4.   To approve the Agreement and Plan of Reorganization and
       Termination adopted by the Board of Trustees of The
       Chartwell Funds, to reorganize the Chartwell Short
       Duration High Yield Fund, a series of The Chartwell
       Funds, into the Carillon Chartwell Short Duration High
       Yield Fund, a newly created series of Carillon Series Trust.
		☐		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

D66500-S39297

Chartwell Short Duration High Yield Fund
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
("2022 SPECIAL MEETING")
APRIL 25, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE CHARTWELL FUNDS, ON BEHALF OF THE CHARTWELL SHORT DURATION HIGH YIELD FUND. The undersigned shareholder, revoking all previous proxies for his/her shares of the above referenced fund, hereby appoints Timothy J. Riddle, Michael Magee, Brian Ward and Neil Walker, and each of them (with power of substitution), the attorneys and proxies of the undersigned, with right of submission, to vote all shares of the fund as indicated on the reverse side which the undersigned is entitled to vote, at the 2022 Special Meeting of the Chartwell Short Duration High Yield Fund, to be held at 1205 Westlakes Drives, Suite 100, Berwyn, PA 19312 and also in virtual format at https://www.viewproxy.com/chartwell/broadridgevsm/ on April 25, 2022 at 11:00 a.m. Eastern time, including any continuation following an adjournment or postponement thereof, and on any other matters that may properly be acted upon at the meeting, or any continuation following an adjournment or postponement thereof, in accordance with their best judgement.

This proxy card, when properly executed, will be voted as instructed. If no specification is made, this proxy card will be voted "FOR" the proposal described on the reverse side. Receipt of the Notice of the 2022 Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Trustees' recommendations; just sign, date and return this proxy in the enclosed envelope.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.

THE CHARTWELL FUNDS 1205 WESTLAKES DRIVE, SUITE 100 BERWYN, PENNSYLVANIA 19312	SCAN TO VIEW MATERIALS & VOTE
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D66501-S39297	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal.		For		Against	Abstain

6.   To approve the Agreement and Plan of Reorganization and Termination
       adopted by the Board of Trustees of The Chartwell Funds, to reorganize the Chartwell Small Cap Value Fund, a series of The Chartwell Funds, into the Carillon Chartwell Small Cap Value Fund, a newly created series of
       Carillon Series Trust.
		☐		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

D66502-S39297

Chartwell Small Cap Value Fund
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
("2022 SPECIAL MEETING")
APRIL 25, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE CHARTWELL FUNDS, ON BEHALF OF THE CHARTWELL SMALL CAP VALUE FUND. The undersigned shareholder, revoking all previous proxies for his/her shares of the above referenced fund, hereby appoints Timothy J. Riddle, Michael Magee, Brian Ward and Neil Walker, and each of them (with power of substitution), the attorneys and proxies of the undersigned, with right of submission, to vote all shares of the fund as indicated on the reverse side which the undersigned is entitled to vote, at the 2022 Special Meeting of the Chartwell Small Cap Value Fund, to be held at 1205 Westlakes Drives, Suite 100, Berwyn, PA 19312 and also in virtual format at https://www.viewproxy.com/chartwell/broadridgevsm/on April 25, 2022 at 11:00 a.m. Eastern time, including any continuation following an adjournment or postponement thereof, and on any other matters that may properly be acted upon at the meeting, or any continuation following an adjournment or postponement thereof, in accordance with their best judgement.

This proxy card, when properly executed, will be voted as instructed. If no specification is made, this proxy card will be voted "FOR" the proposal described on the reverse side. Receipt of the Notice of the 2022 Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Trustees' recommendations; just sign, date and return this proxy in the enclosed envelope.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.

THE CHARTWELL FUNDS 1205 WESTLAKES DRIVE, SUITE 100 BERWYN, PENNSYLVANIA 19312	SCAN TO VIEW MATERIALS & VOTE
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D66503-S39297	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal.		For		Against	Abstain

2.   To approve the Agreement and Plan of Reorganization and Termination
       adopted by the Board of Trustees of The Chartwell Funds, to reorganize the Chartwell Mid Cap Value Fund, a series of The Chartwell Funds, into the Carillon Chartwell Mid Cap Value Fund, a newly created series of
       Carillon Series Trust.
		☐		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

D66504-S39297

Chartwell Mid Cap Value Fund
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
("2022 SPECIAL MEETING")
APRIL 25, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE CHARTWELL FUNDS, ON BEHALF OF THE CHARTWELL MID CAP VALUE FUND. The undersigned shareholder, revoking all previous proxies for his/her shares of the above referenced fund, hereby appoints Timothy J. Riddle, Michael Magee, Brian Ward and Neil Walker, and each of them (with power of substitution), the attorneys and proxies of the undersigned, with right of submission, to vote all shares of the fund as indicated on the reverse side which the undersigned is entitled to vote, at the 2022 Special Meeting of the Chartwell Mid Cap Value Fund, to be held at 1205 Westlakes Drives, Suite 100, Berwyn, PA 19312 and also in virtual format at https://www.viewproxy.com/chartwell/broadridgevsm/on April 25, 2022 at 11:00 a.m. Eastern time, including any continuation following an adjournment or postponement thereof, and on any other matters that may properly be acted upon at the meeting, or any continuation following an adjournment or postponement thereof, in accordance with their best judgement.

This proxy card, when properly executed, will be voted as instructed. If no specification is made, this proxy card will be voted "FOR" the proposal described on the reverse side. Receipt of the Notice of the 2022 Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Trustees' recommendations; just sign, date and return this proxy in the enclosed envelope.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.

THE CHARTWELL FUNDS 1205 WESTLAKES DRIVE, SUITE 100 BERWYN, PENNSYLVANIA 19312	SCAN TO VIEW MATERIALS & VOTE
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D66505-S39297	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal.		For		Against	Abstain

5.   To approve the Agreement and Plan of Reorganization and Termination
       adopted by the Board of Trustees of The Chartwell Funds, to reorganize the Chartwell Small Cap Growth Fund, a series of The Chartwell Funds, into the Carillon Chartwell Small Cap Growth Fund, a newly created series of Carillon Series Trust.
		☐		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

D66506-S39297

Chartwell Small Cap Growth Fund
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
("2022 SPECIAL MEETING")
APRIL 25, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE CHARTWELL FUNDS, ON BEHALF OF THE CHARTWELL SMALL CAP GROWTH FUND. The undersigned shareholder, revoking all previous proxies for his/her shares of the above referenced fund, hereby appoints Timothy J. Riddle, Michael Magee, Brian Ward and Neil Walker, and each of them (with power of substitution), the attorneys and proxies of the undersigned, with right of submission, to vote all shares of the fund as indicated on the reverse side which the undersigned is entitled to vote, at the 2022 Special Meeting of the Chartwell Small Cap Growth Fund, to be held at 1205 Westlakes Drives, Suite 100, Berwyn, PA 19312 and also in virtual format at https://www.viewproxy.com/chartwell/broadridgevsm/ on April 25, 2022 at 11:00 a.m. Eastern time, including any continuation following an adjournment or postponement thereof, and on any other matters that may properly be acted upon at the meeting, or any continuation following an adjournment or postponement thereof, in accordance with their best judgement.

This proxy card, when properly executed, will be voted as instructed. If no specification is made, this proxy card will be voted "FOR" the proposal described on the reverse side. Receipt of the Notice of the 2022 Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Trustees' recommendations; just sign, date and return this proxy in the enclosed envelope.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.

THE CHARTWELL FUNDS 1205 WESTLAKES DRIVE, SUITE 100 BERWYN, PENNSYLVANIA 19312	SCAN TO VIEW MATERIALS & VOTE
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D66507-S39297	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal.		For		Against	Abstain

3.   To approve the Agreement and Plan of Reorganization and Termination
       adopted by the Board of Trustees of The Chartwell Funds, to reorganize the Chartwell Short Duration Bond Fund, a series of The Chartwell Funds, into the Carillon Chartwell Short Duration Bond Fund, a newly created series of Carillon Series Trust.
		☐		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

D66508-S39297

Chartwell Short Duration Bond Fund
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
("2022 SPECIAL MEETING")
APRIL 25, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE CHARTWELL FUNDS, ON BEHALF OF THE CHARTWELL SHORT DURATION BOND FUND. The undersigned shareholder, revoking all previous proxies for his/her shares of the above referenced fund, hereby appoints Timothy J. Riddle, Michael Magee, Brian Ward and Neil Walker, and each of them (with power of substitution), the attorneys and proxies of the undersigned, with right of submission, to vote all shares of the fund as indicated on the reverse side which the undersigned is entitled to vote, at the 2022 Special Meeting of the Chartwell Short Duration Bond Fund, to be held at 1205 Westlakes Drives, Suite 100, Berwyn, PA 19312 and also in virtual format at https://www.viewproxy.com/chartwell/broadridgevsm/on April 25, 2022 at 11:00 a.m. Eastern time, including any continuation following an adjournment or postponement thereof, and on any other matters that may properly be acted upon at the meeting, or any continuation following an adjournment or postponement thereof, in accordance with their best judgement.

This proxy card, when properly executed, will be voted as instructed. If no specification is made, this proxy card will be voted "FOR" the proposal described on the reverse side. Receipt of the Notice of the 2022 Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Trustees' recommendations; just sign, date and return this proxy in the enclosed envelope.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.